    As filed with the Securities and Exchange Commission on October 27, 2000

                                                        Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                              Insmed Incorporated
             (Exact name of Registrant as specified in its charter)

        Virginia                     2834                    54-1972729
     (State or other           (Primary Standard          (I.R.S. Employer
     jurisdiction of              Industrial           Identification Number)
    incorporation or          Classification Code
      organization)                 Number)

                             800 East Leigh Street
                            Richmond, Virginia 23219
                                 (804) 828-6893
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ---------------------

                                Michael D. Baer
                            Chief Financial Officer
                              Insmed Incorporated
                             800 East Leigh Street
                            Richmond, Virginia 23219
                                 (804) 828-6893
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                With a copy to:

       T. Justin Moore, III, Esq.               Mitchell S. Bloom, Esq.
           Hunton & Williams                Testa, Hurwitz & Thibeault, LLP
      Riverfront Plaza, East Tower                  125 High Street
          951 East Byrd Street                Boston, Massachusetts 02110
        Richmond, Virginia 23219                     (617) 248-7000
             (804) 788-8464

                             ---------------------

      Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-46552

      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

      If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]

                               ----------------

                        CALCULATION OF REGISTRATION FEE
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
                                                        Proposed
                                           Proposed     Maximum
 Title of each Class of      Amount        Maximum     Aggregate   Amount of
    Securities to be          to be     Offering Price  Offering  Registration
       Registered         Registered(1)  Per Share(2)   Price(2)      Fee
------------------------------------------------------------------------------
Common Stock, par value
 $.01 per share.........     575,000        $11.88     $6,831,000    $1,804
------------------------------------------------------------------------------

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(1) Includes 75,000 shares of common stock which may be purchased from a selling shareholder by the underwriters to cover over-allotments, if any.
(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457 of the Securities Act of 1933, as amended.

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

                                EXPLANATORY NOTE

      This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"). The information in the Registration Statement on Form S-1 (Reg. No. 333-46552) filed by Insmed Incorporated (the "Company") pursuant to the Act with the Securities and Exchange Commission (the "Commission") on September 25, 2000, as amended, including the exhibits thereto, and declared effective by the Commission on October 26, 2000, is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Richmond, Commonwealth of Virginia, on the 27th of October, 2000.

                                          Insmed Incorporated
                                          a Virginia corporation
                                          (Registrant)

                                                     /s/ Geoffrey Allan
                                          By: _________________________________
                                                   Geoffrey Allan, Ph.D.
                                              Chairman of the Board, President
                                                and Chief Executive Officer
                                               (Principal Executive Officer)

                               POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints Geoffrey Allan and Michael D. Baer, or any of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments and any related Rule 462(b) Registration Statement and any other documents filed with the Securities and Exchange Commission) to this Registration Statement, and to cause the same to be filed, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to said attorney-in-fact and agent, or any of them, full power and authority to do and perform each and every act and thing whatsoever requisite or desirable to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent, or any of them, or his or their substitute, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on the 27th day of October, 2000, in the capacities indicated.

              Signature                          Title                   Date
              ---------                          -----                   ----

          /s/ Geoffrey Allan           Chairman of the Board,      October 27, 2000
______________________________________  President and Chief
        Geoffrey Allan, Ph.D.           Executive Officer
                                        (Principal Executive
                                        Officer)

       /s/ Michael D. Baer             Chief Financial Officer     October 27, 2000
______________________________________  (Principal Financial and
           Michael D. Baer              Accounting Officer)

        /s/ Kenneth G. Condon          Director                    October 27, 2000
______________________________________
          Kenneth G. Condon

      /s/ Graham K. Crooke, M.D.       Director                    October 27, 2000
______________________________________
        Graham K. Crooke, M.D.

                                       Director                    October 27, 2000
______________________________________
      Steinar J. Engelsen, M.D.

     /s/ Edgar G. Engleman, M.D.       Director                    October 27, 2000
______________________________________
       Edgar G. Engleman, M.D.

                                 Exhibit Index

Exhibit
Number                                              Description
-------                                             -----------
 5.1     Opinion of Hunton & Williams as to the validity of the shares of Insmed Incorporated Common Stock.

23.1     Consent of Hunton & Williams (Included as part of Exhibit 5.1 to the Registration Statement).

23.2     Consent of Ernst & Young LLP.

23.3     Consent of Ernst & Young LLP.

24.1     Power of Attorney (Included on the signature page of the Registration Statement).